SECURITIES AND EXCHANGE COMMISSION


                     WASHINGTON, D.C. 20549

                      --------------------
                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 5, 1995
                                                 -------------

                            COMPUTER PRODUCTS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Florida              0-4466                59-1205269
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 (STATE OR OTHER JURISD-       (COMMISSION            (IRS EMPLOYER
ICTION OF INCORPORATION)        FILE NUMBER)           IDENTIFICATION NO.)

7900 Glades Road, Suite 500, Boca Raton, Florida         33434-4105
- -------------------------------------------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

Registrant's telephone number, including area code (407) 451-1000
                                                   ---------------


                     N/A
- ------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.
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               On April 5, 1995, Computer Products, Inc. (the "Company")
     issued a press release announcing that it had called for redemption on May 5, 1995 all of its remaining outstanding 9-1/2% Convertible Subordinated Debentures due May 15, 1997 (the "Debentures"). As of such date, the Company had an aggregate principal amount of $33,383,000 of Debentures outstanding. The Debentures are to be redeemed for an aggregate amount of $1,054.86 per $1,000 of principal amount of Debentures (consisting of a redemption payment of $1,010 per $1,000 principal amount plus accrued and unpaid interest thereon from November 15, 1994 to May 5, 1995 of $44.86). On May 5, 1995,
     interest will cease to accrue on the Debentures and Debentureholders will have no rights, other than the right to receive $1,054.86 per $1,000 principal amount of Debentures upon surrender of their Debentures.

               In accordance with the terms of the Debentures, until 5:00 p.m., local time in Chicago, Illinois, on April 24, 1995 (the "Conversion Date"), the Debentures may be converted at the option of the holders. The conversion price is $4.625 per share, a rate of 216 shares of Company common stock for each $1,000 principal amount of Debentures (plus $1.00 in cash for the resulting fractional share). Any Debentures that have not been converted into Company common stock on or prior to the Conversion Date will be redeemed on May 5, 1995, as discussed above.

               LaSalle National Bank, the Paying and Conversion Agent in respect of the Debentures, has sent a formal notice of redemption, dated April 5, 1995, to holders of the Debentures.

               The Company also announced on April 5, 1995 that it had entered into an unsecured credit agreement with First Union National Bank of Florida. Such credit agreement provides for a $25 million seven-year term loan and a $20 million three-year revolving working capital line of credit. Proceeds from the term loan, together, if needed, with available Company cash balances, will be used by the Company to finance the redemption of Debentures.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits

Exhibit No.              Description
- -----------              -----------


99.1                     Press release issued by the Company
                         on April 5, 1995.

99.2                     Notice of redemption, dated
                         April 5, 1995, sent to holders
                         of the Debentures.

                              SIGNATURE
                              ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 1995

                                   COMPUTER PRODUCTS, INC.



                                   By: RICHARD J. THOMPSON
                                       --------------------
                                       RICHARD J. THOMPSON
                                       Vice President/Finance
                                       and Chief Financial Officer

                            EXHIBIT INDEX


     Exhibit                                        Page
       No.               Description                No.
     -------             -----------                ---


     99.1                Press release issued        6
                         by the Company
                         on April 5, 1995.

     99.2                Notice of redemption,       9
                         dated April 5, 1995,
                         sent to holders
                         of the Debentures